UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54884	30-0826400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

China United Insurance Services, Inc. (“CUIS” or the “Company”) and Cheng-Hsiung Huang (“Mr. Huang”), one of CUIS’s former employees, have agreed to settle fraud charges brought by the Securities and Exchange Commission (the “SEC”) relating to a scheme to manipulate the Company's trading volume. Neither the Company nor Mr. Huang realized financial gain from the scheme and both CUIS and Mr. Huang substantially cooperated with the SEC’s investigation into the activities that led the SEC to bring the fraud charges.

The SEC’s complaint (the “SEC’s Complaint”) alleges that, from approximately December 2013 through March 2018, the Company and Mr. Huang schemed to deceive the investing public and Nasdaq, for the purpose of obtaining a listing on Nasdaq, that the trading volume in the Company's common stock was derived from bona fide market activity. Mr. Huang, acting on the Company's behalf, used multiple brokerage accounts to engage in numerous transactions in the Company's common stock. When Mr. Huang's trading was flagged by a U.S.-based brokerage firm for high volume and possible prearranged trading and several of the accounts were frozen, Mr. Huang and two colleagues contacted the brokerage firm and made false statements about their identities, their relation to the Company and their reasons for trading.

The SEC's Complaint alleges that the Company and Mr. Huang violated the antifraud provisions of Section 17(a) of the U.S. Securities Act of 1933, as amended, and Section 10(b) of the Securities and Exchange Act of 1934, as amended, and Rule 10b-5 thereunder. Without admitting or denying the allegations in the complaint, both CUIS and Mr. Huang agreed to the entry of a final judgment (the “Proposed Final Judgment”) that enjoins them from violating the charged provisions of the federal securities laws, orders the Company to comply with its undertaking to retain an independent compliance monitor for a period of not less than one year, and orders Mr. Huang to pay a penalty of $30,000. Based upon the Company's substantial cooperation with the SEC’s investigation, the SEC is not seeking a monetary penalty against the Company.

The SEC’s Complaint, the Proposed Final Judgment and documents ancillary thereto were filed on December 20, 2018 with the United States District Court for the Sothern District of New York (the “District Court”). As of the date of this Current Report on Form 8-K (this “8-K”), the District Court has not entered its final judgment with respect to the matters set forth in this Current Report. When additional information becomes available, the Company will file an amended Current Report reporting such information.

The SEC Complaint, the Proposed Final Judgment, the Company’s Consent and Mr. Huang’s Consent are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated by reference into this Current Report.

Caution Regarding Forward-Looking Statements

This Current Report includes information that constitutes forward-looking statements. Such forward-looking statements often contain words such as “believe,” “expect,” “anticipate” “intend,” or “will,” although not all forward-looking statements contain these identifying words. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Examples of such forward-looking statements include, but are not limited to, statements of our expectations regarding the matters described above.

These forward-looking statements are based on our current beliefs, assumptions and expectations concerning future events, which, in turn, are based on information currently available to the Company. Such forward-looking statements include actions taken by the Company, the SEC or the District Court with respect to the matters covered by this Current Report . Although we believe that the expectations underlying any of these forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. A variety of factors could cause actual events or results to differ materially from those expressed or contemplated by the forward-looking statements including, without limitation, additional information that may become known to the Company in connection with the matters that are the subject of this Current Report or that subsequent events may occur that require the Company to take additional action with respect thereto.

All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by these cautionary statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement except to the extent required by applicable securities laws.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
99.1	Complaint Dated December 20, 2018, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants; Civil Action No. 18; CV: 12055

99.2	[Proposed] Final Judgment Dated December 20, 2018, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants; Civil Action No. 18; CV: 12055

99.3	Consent, Dated November 29, 2018, of Defendant China United Insurance Service, Inc. with respect to Civil Action No. 18; CV: 12055, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants;

99.4	Consent, Dated December 6, 2018, of Defendant Cheng-Hsiung Huang with respect to Civil Action No. 18; CV: 12055, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants;

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: December 26, 2018

By:	/s/ Yi-Hsiao Mao
Name:	Yi-Hsiao Mao
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Complaint Dated December 20, 2018, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants; Civil Action No. 18; CV: 12055

99.2	[Proposed] Final Judgment Dated December 20, 2018, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants; Civil Action No. 18; CV: 12055

99.3	Consent, Dated November 29, 2018, of Defendant China United Insurance Service, Inc. with respect to Civil Action No. 18; CV: 12055, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants;

99.4	Consent, Dated December 6, 2018, of Defendant Cheng-Hsiung Huang with respect to Civil Action No. 18; CV: 12055, filed with the United States District Court for the Southern District of New York by the Securities and Exchange Commission, Plaintiff, against China United Insurance Service, Inc. and Cheng-Hsiung Huang, Defendants;